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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-2 Indenture dated as of March 3, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-2)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)




   California                 333-117817                    33-0705301
-----------------            ------------              -------------------
 (State or Other             (Commission                (I.R.S. Employer
  Jurisdiction               File Number)              Identification No.)
of Incorporation)


    1401 Dove Street
Newport Beach, California                                     92660
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  (Address of Principal                                     (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code:  (949) 475-3600


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.
          ------------

Description of the Mortgage Pool

         On or about March 3, 2005, the Registrant will cause the issuance and sale of approximately $1,317,823,000 initial principal amount of Collateralized Asset-Backed Bonds, Series 2005-2 (collectively, the "Bonds") pursuant to an Indenture, dated as of March 3, 2005, between Impac CMB Trust Series 2005-2, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee. The Bonds to be designated as the Series 2005-2 Bonds will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Group 1 Mortgage Loans") and adjustable-rate first lien multifamily mortgage loans having original terms to maturity up to 30 years (the "Group 2 Mortgage Loans"; and together with the Group 1 Mortgage Loans, the "Mortgage Loans").

Collateral Term Sheets

         Bear, Stearns & Co. Inc., Countrywide Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together the "Underwriters") has advised the Registrant that they have furnished to certain prospective investors certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Bonds and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

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Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


         EXHIBIT NO.                          DESCRIPTION
         -----------                          -----------
             99.1 Collateral Term Sheets (as defined in Item 8.01) that have been provided by Bear, Stearns & Co. Inc., Countrywide Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together the "Underwriters") to certain prospective purchasers of Impac CMB Trust Series 2005-2, Collateralized Asset-Backed Bonds, Series 2005-2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 25, 2005


                                                IMH ASSETS CORP.


                                                By: /s/ Richard J. Johnson
                                                   -----------------------------
                                                Name:  Richard J. Johnson
                                                Title: EVP, CFO

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                                Index to Exhibits
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                                                                 SEQUENTIALLY
EXHIBIT NO.                  DESCRIPTION                         NUMBERED PAGE
-----------                  -----------                         -------------
   99.1         Collateral Term Sheets (as defined in Item            P
                8.01) that have been provided by Bear,
                Stearns & Co. Inc., Countrywide Securities
                Corporation and Merrill Lynch, Pierce,
                Fenner & Smith Incorporated (together the
                "Underwriters) to certain prospective
                purchasers of Impac CMB Trust Series 2005-2,
                Collateralized Asset-Backed Bonds, Series
                2005-2.

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                                  EXHIBIT 99.1

                                 FILED BY PAPER